October 13, 2010

American Scientific Resources, Incorporated
1112 Weston Road, Unit 278
Weston, Florida 33326

Ladies and Gentlemen:

Reference is hereby made to the Securities Purchase Agreement dated as of July 13, 2010, as amended by that certain letter agreement, dated September 22, 2010 (as amended, the "Purchase Agreement"), between American Scientific Resources, Incorporated (the "Company") and LankTree Consulting Group ("Lanktree"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

The Company and Lanktree hereby agree to amend the Purchase Agreement as set forth herein. Lanktree shall accelerate the purchase of half of the final $60,000 Additional Debenture, such that the third Additional Debenture shall be in the principal amount of $90,000, and the Company shall issue an additional 5 million shares of restricted common stock, par value $0.0001 to Lanktree.

Except as expressly modified hereby, the Purchase Agreement remains in full force and effect.

Very truly yours,

LANKTREE CONSULTING GROUP

By: [signature] Charles V. Lanktree
(Name)
CEO
(Title)
LANKTREE CONSULTING CORP

AGREED AND ACCEPTED

AMERICAN SCIENTIFIC RESOURCES, INCORPORATED

By: [signature]
Christopher F. Tirotta, MD, MBA
CEO, Chairman